Segment Reporting	6 Months Ended
Jun. 30, 2023
Disclosure of operating segments [abstract]
Segment Reporting
23.
SEGMENTAL REPORTING

The company’s major business is research and development and operates only in one single segment. The Board of Directors, who allocates resources and assesses performance of the Company as a whole, has identified that the Company has only one reportable operating segment.

The Company has only one reportable operating segment, and therefore, the reportable segment information is the same as the financial statements. The following is an analysis of the Company’s revenue from its major products and services.

	For the six months ended June 30
	2022	2023
Out-licensing	$—	$12,000,000

For the period ended June 30, 2023, there was revenue generated from out-licensing of development and commercialization rights in Japan to Zenyaku Kogyo Co., Ltd. for eblasakimab amounting to $12 million.